UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-6200
Schwab Investments — Schwab Global Real Estate Fund
(Exact name of registrant as specified in charter)
211 Maint Street, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Randall W. Merk
Schwab Investments — Schwab Global Real Estate Fund
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: February 28
Date of reporting period: March 1, 2009 — August 31, 2009

Item 1: Report(s) to Shareholders.

Schwab Global Real Estate Fundtm

Semiannual Report
August 31, 2009

This page is intentionally left blank.

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Total Return for the Report Period

Schwab Global Real Estate Fundtm

Investor Shares (Ticker Symbol: SWAIX)	73.11%*
Select Shares® (Ticker Symbol: SWASX)	73.13%*
Benchmark: FTSE EPRA/NAREIT Global Index[1]	74.81%
Benchmark: FTSE EPRA/NAREIT Developed (Net) Index[2]	71.45%
Fund Category: Morningstar Specialty–Real Estate	68.05%

Performance Details	pages 6-7

Minimum Initial Investment[3]

Investor Shares	$ 100
Select Shares®	$ 100

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Expenses may be partially absorbed by fund management. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc.

*	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also taking into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.

[1]	As of 3/24/09, the fund uses the FTSE EPRA/NAREIT Global Index as its benchmark. The fund selected this index because the fund’s investment adviser believes that it provides a more accurate benchmark for comparing fund performance.

[2]	This index was used as the fund’s benchmark until 3/23/09. Until 3/23/09, this index was called FTSE EPRA/NAREIT Global Index.

[3]	Please see prospectus for further detail and eligibility requirements.

2 Schwab Global Real Estate Fund

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report. He joined the firm in 2002 and has held a variety of executive positions at Schwab.

Dear Shareholder,

During the reporting period we witnessed a dramatic reversal of investor sentiment toward global commercial real estate markets, which caused significant upward price movement on many securities. Emerging markets tended to be the best performers, but developed markets also experienced significant gains. While prices of many commercial real estate securities are still below pre-credit crisis highs, the recovery has been encouraging.

The Schwab Global Real Estate Fund had strong total returns, up 73% for the six-month period, while the benchmark FTSE EPRA/NAREIT Global Index returned 74.81%. Returns were primarily influenced by price recovery in both domestic and international commercial real estate securities. For more details about the global real estate market and the fund’s performance, please see the portfolio managers’ commentary on the following pages.

If you have any questions about the Schwab Global Real Estate Fund or other Schwab Funds, we are always available at 1-800-435-4000, while additional resources may be found on schwab.com

Thank you for investing with us.

Sincerely,

Schwab Global Real Estate Fund 3

The Investment Environment

Returns for global commercial real estate securities for the six-month period ended August 31, 2009 were impressive when compared to the prior period. Security prices largely bottomed out in March, by many accounts, and have since rallied. In addition, a general market perception that the economic recession was near an end, in part due to economic stimulus and support measures enacted by governments around the globe, led to renewed confidence and risk taking in certain real estate sectors. Although prices on many commercial real estate securities are still below highs reached in 2007, the prices are now on the uptick after falling precipitously throughout 2008 and early 2009. In general, developing markets outperformed developed markets, but performance has been notable in both.

Trends within global property and REIT (Real Estate Investment Trust) markets since the beginning of the year have included greater access to capital, such as the ability to raise capital through equity issuances in order to pay down debt, and improved liquidity due to government support of the housing market. Some regions, such as Asia-Pacific, saw a decline in commercial vacancy rates, but a consistent trend has not emerged across all regions. Generally speaking, a climate of economic recession prevails across the globe; while economic indicators, such as GDP and consumer confidence have improved recently, others, such as unemployment rates, have yet to recover.

The performance of U.S. and European REITs reflects bolstered confidence in the commercial real estate sector, as well as a general confidence in both commercial and residential real estate. While certain economic indicators, such as unemployment (9.5% in the U.S. as of August 2009) continued to pose problems, second quarter U.S. GDP improved to -0.7%, after declining 6.4% in the first quarter. In Europe, U.K. home prices gained in the latter months of the period, while property markets in Finland, Italy, and Norway were also strong.

Real estate securities within the Asia-Pacific region were among the best performers for the period. In Japan, REIT capitalization rose following the implementation of government-supported refinancing measures, while in Singapore REITs benefitted from raising capital through successful rights issuances. Hong Kong REITs also performed well, aided by refinancing initiatives. In China, GDP was up 7.9% in the second quarter, while access to credit also improved, driving optimism and investment in local REITs.

REITs in emerging markets, some of the hardest hit in the economic downturn, have generally led over the last several months. Of those countries with meaningful representation in the FTSE EPRA/NAREIT Index, India and Brazil charged ahead with triple digit returns. As fears of a prolonged world recession and restricted access to capital have abated, investors returned to emerging market REITs with the expectation that growth will be more pronounced in these regions.

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

40.52%	S&P 500® Index: measures U.S. large-cap stocks

74.81%	FTSE EPRA/NAREIT Global Index[1]: measures (in U.S. dollars) real estate equities worldwide

54.09%	MSCI-EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

5.95%	Barclays Capital U.S. Aggregate Bond Index: measures the U.S. bond market

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Charles Schwab & Co., Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

[1]	As of 3/24/09 the fund uses the FTSE EPRA/NAREIT Global Index as its benchmark. The fund selected this index because the fund’s investment adviser believes that it provides a more accurate benchmark for comparing fund performance.

4 Schwab Global Real Estate Fund

Fund Management

Jeffrey Mortimer, CFA, senior vice president and chief investment officer of the investment adviser, is responsible for the overall management of the fund. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.

Dionisio Meneses, Jr., a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the management of the fund. He joined the firm in 2007 and has worked in real estate research and analysis since 1985.

Schwab Global Real Estate Fund 5

Schwab Global Real Estate Fundtm

The Schwab Global Real Estate Fund Investor Shares returned 73.11% for the reporting period, while the benchmark FTSE EPRA/NAREIT Global Index returned 74.81%. The fund’s strong total return was driven primarily by price recovery in commercial real estate securities in both developed and emerging markets. In the previous period, security valuations in many regions were negatively impacted by a general perception that all real estate related securities, both residential and commercial, would be adversely affected by the credit crunch. However, as government support and stimulus programs were enacted across the globe, investors grew more confident in the ability of global lending markets to provide capital to the real estate sector, while concerns over a long-term recession simultaneously abated. In particular, securitized real estate, such as REITs and REOCs, generally benefitted due to their high level of transparency and quality of assets.

Relative to the benchmark, stock selection in Hong Kong, Canada, Brazil, and several other regions accounted for modest underperformance. Positive performance drivers were led by the United States and Belgium. When looking at the fund’s major country allocations, the United States, Hong Kong, and Japan, which together comprise around 60% of the portfolio, returns were positive. Of the three, the United States was the strongest performer from a total return standpoint, returning 79%, followed by Hong Kong, which returned 67%, and Japan, which returned 63%. The United Kingdom and China, which comprise around 11% of the portfolio, returned 96% and 155%, respectively. In general, emerging markets outperformed domestic markets.

As of 8/31/09:
 Style Assessment1

 Country Weightings % of Investments

United States	34.7%

Hong Kong	12.7%

Japan	10.6%

Australia	8.9%

United Kingdom	5.4%

France	5.0%

China	4.9%

Switzerland	3.8%

Singapore	3.5%

Other Countries	10.5%

100.0%

 Statistics

Number of Holdings	102
Weighted Average Market

Cap ($ x 1,000,000)	$8,189

Price/Earnings Ratio (P/E)	-13.1

Price/Book Ratio (P/B)	0.1

Portfolio Turnover Rate[2]	73%

 Industry Weightings % of Investments

Real Estate Management & Development	30.6%

Retail REITs	22.4%

Office REITs	8.4%

Diversified REITs	8.1%

Specialized REITs	6.6%

Residential REITs	6.5%

Homebuilding	4.3%

Industrial REITs	4.3%

Hotels, Resorts & Cruise Lines	1.4%

Short-Term Investments	7.4%

Total	100.0%

 Top Holdings % of Net Assets3

Westfield Group	4.1%

Sun Hung Kai Properties Ltd.	4.0%

Unibai-Rodamco SE	3.4%

Mitsubishi Estate Co., Ltd.	3.4%

Simon Property Group, Inc.	3.1%

Mitsui Fudosan Co., Ltd.	2.4%

Vornado Realty Trust	2.2%

Essex Property Trust, Inc.	2.0%

The link REIT	2.0%

Kimco Realty Corp.	1.8%

Total	28.4%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 8/31/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

[2]	Not annualized.

[3]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Global Real Estate Fund

 Schwab Global Real Estate Fundtm

Performance Summary as of 8/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment1

Performance of a Hypothetical
$50,000 Investment1

 Total Returns3,4,5

Class and Inception Date	6 Months	1 Year	Since Inception

Investor Shares (5/31/07)	73.11%*	-19.40%	-20.71%
Select Shares (5/31/07)	73.13%*	-19.25%	-20.61%
Benchmark: FTSE EPRA/NAREIT Global Index[2]	74.81%	-21.40%	-21.11%
Benchmark: FTSE EPRA/NAREIT Developed (Net) Index[3]	71.45%	-23.81%	-22.42%
Fund Category: Morningstar Global Real Estate	68.05%	-19.33%	-22.10%

Fund Expense Ratios6: Investor Shares & Select Shares: Net 1.05%; Gross 1.28%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Small company stocks are subject to greater volatility than other asset classes.

Foreign securities can involve risks such as political and economic instability and currency risk.

Index ownership—“FTSE®” is trademark of The Financial Times Limited (“FT”) and the London Exchange Plc (the “Exchange”) and is used by the fund under license.

The fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets.

*	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also taking into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

[2]	As of 3/24/09, the fund uses the FTSE EPRA/NAREIT Global Index as its benchmark. The fund selected this index because the fund’s investment adviser believes that it provides a more accurate benchmark for comparing fund performance.

[3]	This index was used as the fund’s benchmark until 3/23/09. Until 3/23/09, this index was called FTSE EPRA/NAREIT Global Index.

[4]	Source for category information: Morningstar, Inc.

[5]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns may have been lower.

[6]	As stated in the 6/28/09 prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the report period, refer to the financial highlights section of the financial statements. Effective May 5, 2009, the expense ratio of the Investor Share class was reduced. See Financial Note 4 for more information.

Schwab Global Real Estate Fund 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning March 1, 2009 and held through August 31, 2009.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period”.

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period [1]
	(Annualized)	at 3/01/09	at 8/31/09	3/01/09–8/31/09

Schwab Global Real Estate Fundtm
Investor Shares
Actual Return	1.10%	$1,000	$1,736.40	$7.59
Hypothetical 5% Return	1.10%	$1,000	$1,019.66	$5.60
Select Shares®
Actual Return	1.05%	$1,000	$1,736.50	$7.24
Hypothetical 5% Return	1.05%	$1,000	$1,019.91	$5.35

[1]	Expenses for each share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

8 Schwab Global Real Estate Fund

Schwab Global Real Estate Fund tm

Financial Statements

Financial Highlights

	3/1/09–		3/1/08–	5/31/07[1]–
Investor Shares	8/31/09*		2/28/09	2/29/08

Per-Share Data ($)

Net asset value at beginning of period	3.28		7.90	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.09		0.16	0.14
Net realized and unrealized gains (losses)	2.30		(4.67)	(2.03)

Total from investment operations	2.39		(4.51)	(1.89)
Less distributions:
Distributions from net investment income	(0.07)		(0.11)	(0.21)

Net asset value at end of period	5.60		3.28	7.90

Total return (%)	73.64	[2]	(57.81)	(19.11)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.10	[3]	1.20	1.20	[3]
Gross operating expenses	1.44	[3]	1.39	1.31	[3]
Net investment income (loss)	3.99	[3]	2.73	2.06	[3]
Portfolio turnover rate	73	[2]	108	67	[2]
Net assets, end of period ($ x 1,000,000)	52		32	102

	3/1/09–		3/1/08–	5/31/07[1]–
Select Shares	8/31/09*		2/28/09	2/29/08

Per-Share Data ($)

Net asset value at beginning of period	3.27		7.89	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.09		0.16	0.16
Net realized and unrealized gains (losses)	2.30		(4.65)	(2.05)

Total from investment operations	2.39		(4.49)	(1.89)
Less distributions:
Distributions from net investment income	(0.08)		(0.13)	(0.22)

Net asset value at end of period	5.58		3.27	7.89

Total return (%)	73.65	[2]	(57.72)	(19.06)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.05	[3]	1.05	1.05	[3]
Gross operating expenses	1.35	[3]	1.24	1.17	[3]
Net investment income (loss)	4.00	[3]	2.83	2.06	[3]
Portfolio turnover rate	73	[2]	108	67	[2]
Net assets, end of period ($ x 1,000,000)	83		45	167

* Unaudited.
1 Commencement of operations.
2 Not annualized.
3 Annualized.

See financial notes 9

 Schwab Global Real Estate Fund

Portfolio Holdings as of August 31, 2009 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

87.7%	Common Stock	104,298	118,349
0.4%	Preferred Stock	844	504
7.0%	Short-Term Investments	9,491	9,518

95.1%	Total Investments	114,633	128,371
4.9%	Other Assets and Liabilities, Net		6,654

100.0%	Net Assets		135,025

	Number of	Value
Security	Shares	($ x 1,000)

Common Stock 87.7% of net assets

Asia Pacific and Other 41.9%

Australia 7.8%
CFS Retail Property Trust	872,377	1,399
Commonwealth Property Office Fund	964,546	728
Goodman Group	1,412,371	740
Mirvac Group	720,900	897
Stockland	412,473	1,313
Westfield Group	513,719	5,485

		10,562

Brazil 2.7%
Gafisa S.A.	41,100	596
Iguatemi Empresa de Shopping Centers S.A.	49,600	610
Multiplan Empreendimentos Imobiliarios S.A.	159,650	2,160
Rossi Residencial S.A.	47,300	300

		3,666

China 4.7%
Agile Property Holdings Ltd.	1,864,000	2,119
Guangzhou R&F Properties Co., Ltd.	1,162,600	1,899
Hopson Development Holdings Ltd.	1,576,000	2,318

		6,336

Hong Kong 10.9%
Great Eagle Holdings Ltd.	108,000	233
GZI Real Estate Investment Trust	1,723,000	611
Henderson Land Development Co., Ltd.	315,500	1,849
Mandarin Oriental International Ltd.	453,000	598
New World Development Co., Ltd.	893,000	1,802
Regal Real Estate Investment Trust	4,643,000	868
Shenzhen Investment Ltd.	1,972,000	710
Sun Hung Kai Properties Ltd.	397,000	5,377
The Link REIT	1,200,718	2,650

		14,698

Japan 9.9%
Advance Residence Investment	292	1,167
DA Office Investment Corp.	585	1,850
Mitsubishi Estate Co., Ltd.	279,000	4,615
Mitsui Fudosan Co., Ltd.	173,500	3,269
Sumitomo Realty & Development Co., Ltd.	108,000	2,268
Top REIT, Inc.	39	162

		13,331

Mexico 0.7%
Consorcio ARA, S.A. de C.V. *	1,736,000	1,007

New Zealand 0.2%
AMP NZ Office Trust	167,444	92
ING Property Trust	297,725	157

		249

Philippines 0.2%
SM Prime Holdings, Inc.	1,547,000	332

Singapore 3.3%
Ascendas India Trust	2,111,000	1,223
Ascendas Real Estate Investment Trust (A-REIT)	509,000	584
CapitaCommercial Trust	1,604,000	991
CapitaMall Trust	860,500	974
Keppel Land Ltd.	354,000	629

		4,401

South Africa 1.5%
Growthpoint Properties Ltd.	744,151	1,321
Redefine Income Fund Ltd.	776,494	728

		2,049

		56,631

Europe 13.0%

Belgium 0.3%
Warehouses De Pauw SCA	6,665	309

Finland 0.4%
Citycon Oyj	155,327	555

France 4.7%
Gecina S.A.	3,990	396
Klepierre	19,256	726
Mercialys	16,805	617
Unibail-Rodamco SE	23,373	4,633

		6,372

Germany 0.2%
Deutsche Wohnen AG *	15,598	277

Sweden 0.6%
Wallenstam AB, Class B	56,232	753

Switzerland 1.7%
Allreal Holding AG - Reg’d	6,827	832
PSP Swiss Property AG - Reg’d *	15,082	829
Swiss Prime Site AG - Reg’d *	13,773	670

		2,331

10 See financial notes

 Schwab Global Real Estate Fund

Portfolio Holdings (Unaudited) continued

	Number of	Value
Security	Shares	($ x 1,000)

United Kingdom 5.1%
Big Yellow Group plc *	175,287	1,093
Daejan Holdings plc	2,356	99
Grainger plc	35,124	163
Land Securities Group plc	190,801	1,905
Liberty International plc	86,078	729
Segro plc	219,037	1,273
Shaftesbury plc	91,545	564
Unite Group plc	274,768	1,069

		6,895

		17,492

North America 32.8%

Canada 2.8%
Boardwalk Real Estate Investment Trust	38,382	1,287
Canadian Apartment Properties Real Estate Investment Trust	44,975	546
Canadian Real Estate Investment Trust	43,562	961
RioCan Real Estate Investment Trust	64,248	989

		3,783
United States 30.0%
Alexandria Real Estate Equities, Inc.	29,362	1,636
AMB Property Corp.	28,300	646
AvalonBay Communities, Inc.	20,887	1,346
BioMed Realty Trust, Inc.	46,771	631
Boston Properties, Inc.	33,930	2,056
Corporate Office Properties Trust	28,359	1,045
D.R. Horton, Inc.	103,237	1,384
Digital Realty Trust, Inc.	41,525	1,810
Entertainment Properties Trust	24,004	753
Equity Residential	24,621	672
Essex Property Trust, Inc.	36,948	2,757
Federal Realty Investment Trust	33,048	2,061
Home Properties, Inc.	14,965	568
Host Hotels & Resorts, Inc.	61,143	610
Kimco Realty Corp.	193,729	2,431
LaSalle Hotel Properties	71,484	1,183
OMEGA Healthcare Investors, Inc.	79,296	1,341
ProLogis	172,404	1,917
Senior Housing Properties Trust	63,017	1,264
Simon Property Group, Inc.	65,000	4,135
Starwood Hotels & Resorts Worldwide, Inc.	39,982	1,191
Starwood Property Trust, Inc. *	4,662	92
Tanger Factory Outlet Centers, Inc.	36,343	1,367
Toll Brothers, Inc. *	98,187	2,233
Ventas, Inc.	34,010	1,334
Vornado Realty Trust	51,675	2,972
Washington Real Estate Investment Trust	37,387	1,008

		40,443

		44,226

Total Common Stock (Cost $104,298)		118,349

Preferred Stock 0.4% of net assets

Asia Pacific and Other 0.4%

Australia 0.4%
Goodman Plus Trust	9,800	504

Total Preferred Stock (Cost $844)		504

	Face Amount
	Local
Security	Currency	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investments 7.0% of net assets

Commercial Paper & Other Corporate Obligations 7.0%
Bank of America, London Time Deposit
Australian Dollar
1.92%, 08/31/09	380	321
US Dollar
0.03%, 08/31/09	268	268
Brown Brothers Harriman, Grand Cayman Time Deposit
Canadian Dollar
0.04%, 08/31/09	618	565
Swiss Franc
0.02%, 08/31/09	2,662	2,514
Citibank, London Time Deposit
Euro
0.06%, 08/31/09	18	26
Hong Kong Dollar
0.01%, 08/31/09	12,033	1,553
Japanese Yen
0.01%, 08/31/09	22,153	238
US Dollar
0.03%, 08/31/09	1,641	1,641
JPMorgan Chase, London Time Deposit
New Zealand Dollar
1.25%, 08/31/09	163	112
Singapore Dollar
0.01%, 08/31/09	74	51
South African Rand
5.90%, 08/31/09	179	23
Wells Fargo, Grand Cayman Time Deposit
US Dollar
0.03%, 08/31/09	2,206	2,206

Total Short-Term Investments (Cost $9,491)		9,518

End of Investments.

(All dollar amounts are x 1,000)

At 08/31/09, the tax basis cost of the fund’s investments was $124,768 and the unrealized appreciation and depreciation were $8,594 and ($4,991), respectively, with a net unrealized appreciation of $3,603.

See financial notes 11

 Schwab Global Real Estate Fund

Portfolio Holdings (Unaudited) continued

As of 08/31/09, the values of certain foreign securities held by the fund aggregating $68,731 were adjusted from their closing market values in accordance with procedures approved by the Board of Trustees.

*	Non-income producing security.

12 See financial notes

 Schwab Global Real Estate Fund

Statement of
Assets and Liabilities
As of August 31, 2009, unaudited. All numbers x 1,000 except NAV.

Assets
Investments, at value (cost $114,633)		$128,371
Foreign currency, at value (Cost $835)		825
Receivables:
Investments sold		14,966
Fund shares sold		608
Dividends		138
Foreign tax reclaims	+	25

Total assets		144,933

Liabilities
Payables:
Investments bought		9,773
Investment adviser and administrator fees		6
Shareholder services fees to affiliate		3
Fund shares redeemed		94
Trustees’ fees		3
Accrued expenses	+	29

Total liabilities		9,908

Net Assets
Total assets		144,933
Total liabilities	−	9,908

Net assets		$135,025
Net Assets by Source
Capital received from investors		261,954
Net investment income not yet distributed		556
Net realized capital losses		(141,204)
Net unrealized capital gains		13,719

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$51,658		9,220		$5.60
Select Shares	$83,367		14,929		$5.58

See financial notes 13

 Schwab Global Real Estate Fund

Statement of
Operations
For March 1, 2009 through August 31, 2009, unaudited. All numbers are x 1,000.

Investment Income
Dividends (net of $134 foreign withholding tax)		$2,664
Interest	+	3

Total investment income		2,667

Net Realized Gains and Losses
Net realized losses on investments		(34,916)
Net realized gains on foreign currency transactions	+	201

Net realized losses		(34,715)

Net Unrealized Gains and Losses
Net unrealized gains on investments		88,317
Net unrealized gains on foreign currency translations	+	32

Net unrealized gains		88,349

Expenses
Investment adviser and administrator fees		446
Transfer agent and shareholder service fees:
Investor Shares		55
Select Shares		53
Shareholder reports		44
Custodian fees		38
Portfolio accounting fees		34
Professional fees		32
Registration fees		16
Trustees’ fees		4
Interest expense		1
Other expenses	+	4

Total expenses		727
Expense reduction by adviser and Schwab	−	164

Net expenses		563

Increase (Decrease) in Net Assets from Operations
Total investment income		2,667
Net expenses	−	563

Net investment income		2,104
Net realized losses		(34,715)
Net unrealized gains	+	88,349

Increase in net assets from operations		$55,738

14 See financial notes

 Schwab Global Real Estate Fund

Statement of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for the current period are unaudited.

Operations

		3/1/09-08/31/09	3/1/08-02/28/09
Net investment income		$2,104	$4,618
Net realized losses		(34,715)	(66,053)
Net unrealized gains (losses)	+	88,349	(53,339)

Increase (decrease) in net assets from operations		55,738	(114,774)

Distributions to shareholders

Distributions from net investment income
Investor Shares		695	1,258
Select Shares	+	1,085	1,911

Total distributions from net investment income		$1,780	$3,169

Transactions in Fund Shares

		3/1/09-08/31/09		3/1/08-02/28/09
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		478	$2,152	1,243	$7,848
Select Shares	+	2,139	10,343	1,896	11,579

Total shares sold		2,617	$12,495	3,139	$19,427

Shares Reinvested
Investor Shares		136	$599	160	$1,089
Select Shares	+	99	434	243	1,582

Total shares reinvested		235	$1,033	403	$2,671

Shares Redeemed
Investor Shares		(1,140)	($4,837)	(4,517)	($28,260)
Select Shares	+	(978)	(4,354)	(9,631)	(67,659)

Total shares redeemed		(2,118)	($9,191)	(14,148)	($95,919)

Net transactions in fund shares		734	$4,337	(10,606)	($73,821)

Shares Outstanding and Net Assets

		3/1/09-08/31/09		3/1/08-02/28/09
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		23,415	$76,730	34,021	$268,494
Total increase (decrease)	+	734	58,295	(10,606)	(191,764)

End of period		24,149	$135,025	23,415	$76,730

Net investment income not yet distributed			$556		$232

See financial notes 15

 Schwab Global Real Estate Fund

Financial Notes, unaudited

1. Business Structure of the Funds:

Schwab Global Real Estate Fund is a series of Schwab Investments (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the fund discussed in this report, which is highlighted:

Schwab Investments (organized October 26, 1990)
Schwab Global Real Estate Fund
Schwab YieldPlus Fund
Schwab Short-Term Bond Market Fund
Schwab Total Bond Market Fund
Schwab GNMA Fund
Schwab Inflation Protected Fund
Schwab Premier Income Fund Schwab Tax-Free YieldPlus Fund Schwab Tax-Free Bond Fund Schwab California Tax-Free YieldPlus Fund Schwab California Tax-Free Bond Fund Schwab 1000 Index Fund

The fund offers two share classes: Investor Shares and Select Shares®. Shares of each class represent interest in the same portfolio.

Shares are bought and sold at net asset value, or closing NAV, which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities laws.

2. Significant Accounting Policies:
       (All dollar amounts are x 1,000)

The following is a summary of the significant accounting policies the fund used in the preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America.

(a) Security Valuation:

The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate.

•	Securities for which no quoted value is available or when a significant event has occurred between the time of the security’s last close and the time the fund calculates net asset value: valued at fair value, as determined in good faith by the fund’s investment adviser using guidelines adopted by the fund’s Board of Trustees and the Pricing Committee. Some of the more common reasons that may necessitate that a security be valued at fair value include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security’s primary pricing source is not able or willing to provide a price, or certain foreign securities’ closing market prices adjusted for changes in value that may occur between the close of foreign exchange and the time at which fund’s shares are priced. The Board of Trustees regularly reviews fair value determinations made by the fund pursuant to the procedures.

•	Futures contracts: open contracts valued at their settlement prices as of the close of their exchanges.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Mutual funds: valued at their respective net asset values as determined by those funds in accordance with the 1940 Act for a given day.

The fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), Fair Value Measurements, effective March 1, 2008. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements.

 Schwab Global Real Estate Fund

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

In addition, effective June 15, 2009, the fund adopted FASB Staff position (“FSP”) No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP No. 157-4”). FSP No. 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157 when the volume and level of activity for the asset or liability have significantly decreased.

Various inputs are used in determining the value of the fund’s investments. SFAS No. 157 establishes a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities. — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted price for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

 Schwab Global Real Estate Fund

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the fund’s investments as of August 31, 2009:

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Common Stock
Asia Pacific and Other — (a)	$—	$47,557	$—	$47,557
Brazil	3,666	—	—	3,666
Mexico	1,007	—	—	1,007
Singapore	1,223	3,178	—	4,401
Europe — (a)	—	17,492	—	17,492
North America — (a)	44,226			44,226
Preferred Stock — (a)	—	504	—	504
Short-Term Investments — (a)	—	9,518	—	9,518

Total	$50,122	$78,249	$—	$128,371

*	The fund had no Other Financial Instruments.
(a)	as categorized in Portfolio Holdings

(b) Portfolio Investments:

Derivatives: The fund may enter into futures contracts for risk management purposes. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for the fund to close out a position in a futures contract, due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities. The potential for losses associated with futures contracts may exceed amounts recorded in the Statement of Assets and Liabilities. When a fund closes out a futures position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly

Because futures carry inherent risks, the fund must give the broker a deposit of cash and/or securities (the “initial margin”) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount. Subsequent payments (“variation margin”) are made or received by a fund depending on daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses.

Management has evaluated the requirements of Statement of Financial Accounting Standards No. 161, Disclosures and Derivative Instruments and Hedging Activities (“FAS No. 161”), which became effective November 15, 2008. FAS No. 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the fund may use include futures contracts. At the end of the report period, the fund does not hold any derivatives.

Securities Lending: The fund may loan securities to certain brokers, dealers and other financial institutions that pay the fund negotiated fees. The fund receives cash, letters of credit or U.S. government securities as collateral on these loans. All of the cash collateral received is reinvested in high quality, short-term investments. The value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter. If the value of the collateral falls below 100%, it will be adjusted the following day.

 Schwab Global Real Estate Fund

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

Repurchase Agreement: The fund may enter into repurchase agreements. In a repurchase agreement, the fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The fund’s repurchase agreements will be fully collateralized by U.S. government securities or by U.S. government agency securities. All collateral is held by the fund’s custodian (or, in the case of tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the fund on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When the fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly. The fund records the daily change in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities are recorded on the date they are effective (the ex-dividend date), although the fund may record certain foreign security dividends on the day it learns of the ex-dividend date.

(e) Expenses:

Expenses that are specific to the fund or a class within the trust are charged directly to that fund or class. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For a fund offering multiple share classes, the net investment income, other than class specific expenses, and realized and unrealized gains or losses, are allocated daily to each class in proportion to its average daily net assets.

(f) Distributions to Shareholders:

The fund makes distributions from net investment income every quarter and net realized capital gains, if any, once a year.

(g) Accounting Estimates:

The accounting policies described in this report conform with accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It is possible that once the results are known, they may turn out to be different from these estimates.

(h) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains (if any) to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.

 Schwab Global Real Estate Fund

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

(i) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

(j) Accounting Pronouncements:

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No 162” (“SFAS 168”). SFAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards Codification” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with generally accepted accounting principles in the United States. All guidance contained in the Codification carries an equal level of authority. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other nongrandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. Management has evaluated this new statement, and has determined that it will not have a significant impact on the determination or reporting of the fund’s financial statements.

3. Risk Factors:

Investing in the fund may involve certain risks including, but no limited to, those described below:

Equity risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Real estate investment risk. The fund has a policy of concentrating its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; default by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates.

Foreign investment risk. The fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities’ markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

Please refer to the fund’s prospectus for a complete description of the principal risks of investing in the fund.

 Schwab Global Real Estate Fund

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions:
       (All dollar amounts are x 1,000)

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust.

For its advisory and administrative services to the fund, the investment adviser is entitled to receive an annual fee equal to 0.77% of the fund’s average daily net assets. Prior to July 1, 2009, these fees were 0.90% of the fund’s average daily net assets not in excess of $500 million, 0.88% of such assets over $500 million and 0.86% of such assets over $1 billion.

Charles Schwab & Co., Inc. (“Schwab”) is an affiliate of the investment adviser and during the reporting period was the trust’s transfer agent and shareholder services agent. Effective July 1, 2009, the trust has appointed Boston Financial Data Services Inc. (“BFDS”) as transfer agent of the fund. Prior to July 1, 2009, BFDS served as the fund’s sub-transfer agent.

For the transfer agent and shareholder services provided during the reporting period, Schwab was entitled to receive an annual fee payable monthly based on the fund’s average daily net assets as follows:

	Transfer Agent Fees	Shareholder Service Fees

Investor Shares	0.05%	0.20%
Select Shares	0.05%	0.05%

Effective July 1, 2009, the trust adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the fund. Pursuant to the Plan, the fund pays Schwab to provide certain account maintenance, customer liaison and shareholder services to fund shareholders. Under the plan, for its shareholder services, Schwab is entitled to receive an annual fee of 25% payable monthly based on the fund’s average daily net assets.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with fund to limit the total expenses charged, excluding interest, taxes and certain non-routine expenses for so long as the investment adviser serves as the adviser to the fund, which may only be amended or terminated with the approval of the Fund’s Board of Trustees as follows:

Investor Shares	1.05%	*
Select Shares	1.05%

*	Prior to May 5, 2009, the expense limitation for Investor Shares was 1.20%.

Certain Schwab funds may own shares of other Schwab funds. The table below reflects the percentage of the Schwab Global Real Estate Fund’s shares owned by other Schwab Funds as of August 31, 2009:

Target 2010 Fund	1.3%
Target 2015 Fund	0.3%
Target 2020 Fund	6.0%
Target 2025 Fund	0.6%
Target 2030 Fund	6.4%
Target 2035 Fund	0.6%
Target 2040 Fund	5.7%
Monthly Income Fund — Moderate Payout	0.9%
Monthly Income Fund — Enhanced Payout	3.3%
Monthly Income Fund — Maximum Payout	0.9%

The fund may make direct security transactions with certain other Schwab funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. During the period ended August 31, 2009, fund’s total security transactions with other Schwab funds was $3,105.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject

 Schwab Global Real Estate Fund

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

to the oversight and periodic review of the Board of Trustees of the Schwab Funds. There was no interfund borrowing or lending activity for the fund during the period.

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limit the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations.

6. Borrowing from Banks:

The fund may borrow money from banks and custodians. The fund has custodian overdraft facilities, a committed line of credit of $150 million with State Street Corp., an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The fund pays interest on the amounts it borrows at rates that are negotiated periodically. The fund also pays an annual fee to State Street for the committed line of credit.

There was no borrowing from the lines of credit for the fund during the period. However, the fund utilized its overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations. The interest expense is determined based on a negotiated rate above the current Federal Funds rate.

7. Purchases and Sales of Investment Securities:
       (All dollar amounts are x 1,000)

For the period ended August 31, 2009, purchases and sales of securities (excluding short-term obligations) were as follows:

Purchases of Securities	Sales/Maturities of Securities

$73,766	$81,118

8. Redemption Fee:
       (All dollar amounts are x 1,000)

The fund charges a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are net of the redemption fees proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior report period are:

Current Period	Prior Period
(03/01/09 - 08/31/09)	(03/01/08 - 02/28/09)

$1	$3

9. Federal Income Taxes:
       (All dollar amounts are x 1,000)

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of February 28, 2009, the fund had capital loss carry forwards available to offset future net capital gains before the expiration date:

Expiration

2016	$2,088
2017	66,688

Totals	$68,776

For tax purposes, realized net capital losses occurring after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of February 28, 2009, the fund had deferred realized net capital losses of $33,797 and did not utilize any capital losses to offset capital gains.

 Schwab Global Real Estate Fund

Financial Notes, unaudited (continued)

9. Federal Income Taxes (continued):
       (All dollar amounts are x 1,000)

As of February 28, 2009, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing), as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended February 28, 2009, the fund did not incur any interest or penalties. The fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state tax authorities for tax years before 2005.

10. Subsequent Events

As of October 19, 2009, the date the financial statements were available to be issued, no subsequent events or transactions has occurred that would have materially impacted the financial statements as presented.

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Investments (the “Trust”) and CSIM (the “Agreement”) with respect to existing funds in the Trust, including Schwab Global Real Estate Fund (the “Fund”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement at meetings held on April 27, 2009, and May 15, 2009, and approved the renewal of the Agreement for an additional one year term at the meeting held on May 15, 2009. The Board’s approval of the Agreement with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1. the nature, extent and quality of the services provided to the Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Fund;

2. the Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3. the Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4. the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to the Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5. the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered information provided by CSIM relating to the Fund’s portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s mutual fund infrastructure and the fact that Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Fund and its shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Fund’s shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund supported renewal of the Agreement with respect to the Fund.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer group and peer category of other mutual funds and an appropriate index/benchmark, in light of total return, yield, and market trends.

As part of this review, the Trustees considered the composition of the peer group and peer category, selection criteria and the reputation of the third party who prepared the peer group and peer category analysis. In evaluating the performance of the Fund, the Trustees considered both risk and shareholder risk expectations for the Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Fund.

Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and the Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer group and comparison having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered a commitment by CSIM to (i) extend the Fund’s current expense cap for so long as CSIM serves as the adviser to the Fund; and (ii) reduce the Fund’s contractual management fees and expense caps. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as wrap accounts and offshore funds, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Fund, such as whether, by virtue of its management of the Fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by CSIM and its affiliates. The Board also considered information relating to changes to CSIM’s business operations and how these changes affected CSIM’s profitability under the Agreement. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Fund.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered CSIM’s agreement to a revised contractual investment advisory fee schedule with respect to the Fund that includes a fee rate that is applied at all asset level that is lower than the lowest investment advisory fee rate of the Fund set forth in the investment advisory fee schedule that is in effect. Based on this evaluation the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all-important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreement with respect to the Fund and concluded that the compensation under the Agreement with respect to the Fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Trustees and Officers

The tables below give information about the trustees and officers for Schwab Investments which includes the fund covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust. As of August 31, 2009 the Fund Complex included 82 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

Independent Trustees
Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Investments since 2000.)	Chairman of JDN Corporate Advisory LLC.	82	Board 1–Director, Redwood Trust, Inc.

John F. Cogan 1947 Trustee (Trustee of Schwab Investments since 2008.)	Senior Fellow: The Hoover Institution at Stanford University; Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University.	67	Board 1–Director, Gilead Sciences, Inc. Board 2–Director, Venture Lending and Leasing, Inc.

William A. Hasler 1941 Trustee (Trustee of Schwab Investments since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corp. (bio-pharmaceuticals).	82	Board 1–Director, Mission West Properties Board 2–Director, TOUSA Board 3–Director, Harris-Stratex Networks Board 4–Director, Globalstar, Inc. Board 5– Director, Ditech Networks

Gerald B. Smith 1950 Trustee (Trustee of Schwab Investments since 2000.)	Chairman, Chief Executive Officer and founder of Smith Graham & Co. (investment advisors).	67	Board 1–Lead Independent Director, Board of Cooper Industries Board 2–Director and Chairman of the Audit Committee of Oneok Partners LP Board 3–Director, Oneok, Inc.

Donald R. Stephens 1938 Trustee (Trustee of Schwab Investments since 1989.)	Managing Partner, D. R. Stephens & Company (investments).	67	None

Joseph H. Wender 1944 Trustee (Trustee of Schwab Investments since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc., 2008 to present; Senior Director, Chairman of the Finance Committee, GSC Group, until December 2007; General Partner, Goldman Sachs & Co., Inc., until June 2005.	67	Board 1–Director and Chairman of the Audit Committee, Isis Pharmaceuticals

Michael W. Wilsey 1943 Trustee (Trustee of Schwab Investments since 1989.)	Chairman, Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	67	None

Interested Trustees
Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Investments since 1989.)	Founded Charles Schwab & Co., Inc. in 1971 and became Chairman in 1978. Since 1986, Chairman and Director, The Charles Schwab Corporation. Since 1989, Director, Charles Schwab Investment Management, Inc., and appointed as Chairman in 1991. Since 1996, Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I and Schwab International Holdings, Inc. Since 1999, Director and Chief Executive Officer, Schwab Holdings, Inc. Since 2003, Chairman, Charles Schwab Bank, N. A.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, and the Charles Schwab & Co., Inc.	67	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Investments since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc., principal underwriter to the Funds, and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	67	None

Officers of the Trust
Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of Schwab Investments since 2007.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc.; Executive Vice President, Charles Schwab & Co., Inc. (2002-present); President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (2007-present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC.

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Investments since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Chief Financial Officer, Laudus Trust and Laudus Institutional Trust; Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited. Through June 2007, Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust; Chief Financial Officer, Mutual Fund Division, UST Advisors, Inc. From December 1999 to November 2004, Sr. Vice President, Financial Reporting, Charles Schwab & Co. Inc.

Officers of the Trust continued
Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Jeffrey Mortimer 1963 Senior Vice President and Chief Investment Officer (Officer of Schwab Investments since 2004.)	Senior Vice President and Chief Investment Officer, Charles Schwab Investment Management, Inc.; President, CEO and Chief Investment Officer, Laudus Trust and Laudus Institutional Trust. Prior to March 31, 2008, Vice President and Chief Investment Officer, Laudus Trust and Laudus Institutional Trust.

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of Schwab Investments since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc.; Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. Through June 2007, Chief Legal Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust. Until 2006, Chief Legal Officer, Laudus Trust and Laudus Institutional Trust.

Catherine MacGregor 1964 Vice President (Officer of Schwab Investments since 2005.)	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc., Laudus Trust and Laudus Institutional Trust; since 2006, Chief Counsel, Laudus Trust and Laudus Institutional Trust.

Michael Haydel 1972 Vice President (Officer of Schwab Investments since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President and AML Officer, Laudus Trust and Laudus Institutional Trust.

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.

[2]	Messrs. Schwab and Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.

[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B) The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E) The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

Notes

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwab.com, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwab.com/schwabfunds or the SEC’s website at http://www.sec.gov .

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedge Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

* SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.
[1] Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2009 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC
Printed on recycled paper.
MFR38869-02

Item 2: Code of Ethics.
Not applicable to this semi-annual report.
Item 3: Audit Committee Financial Expert.
Not applicable to this semi-annual report.
Item 4: Principal Accountant Fees and Services.
Not applicable to this semi-annual report.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
Except as noted below, the schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Randall W. Merk and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.

(a) (1)	Code of ethics — not applicable to this semi-annual report.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.
(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Schwab Investments — Schwab Global Real Estate Fund

By:	/s/ Randall W. Merk Randall W. Merk
Chief Executive Officer

Date:	October 22, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Randall W. Merk Randall W. Merk
Chief Executive Officer

Date:	October 22, 2009

By:	/s/ George Pereira
George Pereira Principal Financial Officer

Date:	October 20, 2009